Zevenbergen Genea Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2020 (Unaudited)

Number of
Shares		Value
	COMMON STOCKS ― 99.5%
	CONSUMER DISCRETIONARY ― 44.8%
1,290	Amazon.com, Inc. (a)	$2,515,139
16,800	Chegg, Inc. (a)	601,104
28,200	Chewy, Inc. (a)	1,057,218
10,790	Etsy, Inc. (a)	414,768
22,050	Luckin Coffee Inc. ― ADR (a)	599,539
18,000	Lyft, Inc. (a)	483,300
2,645	MercadoLibre, Inc. (a)	1,292,294
5,620	Netflix, Inc. (a)	2,110,310
8,180	Roku, Inc. (a)	715,586
3,600	Tesla, Inc. (a)	1,886,400
9,300	Trade Desk, Inc. (The) (a)	1,794,900
26,750	Uber Technologies, Inc. (a)	746,860
		14,217,418
	FINANCIAL SERVICES ― 8.4%
23,300	Square, Inc. (a)	1,220,454
39,990	Zillow Group, Inc. Class C (a)	1,440,440
		2,660,894
	PRODUCER DURABLES ― 3.1%
14,250	Axon Enterprise, Inc. (a)	1,008,472

	TECHNOLOGY ― 43.2%
7,400	Alibaba Group Holding Limited ― ADR (a)	1,439,152
6,900	Coupa Software Incorporated (a)	964,137
10,900	EverQuote, Inc. (a)	286,125
7,000	Facebook, Inc. Class A (a)	1,167,600
7,440	MongoDB, Inc. (a)	1,015,858
8,690	NVIDIA Corp.	2,290,684
13,050	Okta, Inc. (a)	1,595,493
26,390	Pinterest, Inc. (a)	407,462
5,400	ServiceNow, Inc. (a)	1,547,532
4,320	Shopify Inc. (a)	1,801,137
8,125	Zoom Video Communications, Inc. (a)	1,187,225
		13,702,405

	TOTAL COMMON STOCKS
	(Cost $23,497,931)	$31,589,189

	SHORT-TERM INVESTMENTS ― 0.3%
82,577	First American U.S. Treasury Money Market Fund, Class Z, 0.37% (b)	82,577
	TOTAL SHORT-TERM INVESTMENTS (Cost $82,577)	$82,577

	TOTAL INVESTMENTS ― 99.8% (Cost $23,580,508)	31,671,766
	Other Assets in Excess of Liabilities ― 0.2%	55,028
	TOTAL NET ASSETS ― 100.0%	$31,726,794

ADR:	American Depositary Receipt.
(a):	Non Income Producing.
(b):	Variable rate security. The rate disclosed is the annualized seven-day effective yield as of March 31, 2020.

Valuation of Investments (Unaudited)

The Zevenbergen Genea Fund (“The Fund”) follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). The inputs or methodology used in determining the value of the Fund’s investments are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad categories as defined below:

Level 1 - Quoted prices in active markets for identical securities.  An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Significant unobservable inputs, including the Fund’s own assumptions in determining fair value of investments.

Equity Securities that are traded on a national securities exchange are stated at the last reported sales price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as

Level 1 of the fair value hierarchy.

Short-term investments classified as money market instruments are valued at NAV. These investments are categorized as Level 1 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund’s consolidated investments in each category investment type as of March 31, 2020:

Zevenbergen Genea Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$31,589,189	$-	$-	$31,589,189
Short-Term Investments	82,577	-	-	82,577
Total	$31,671,766	$-	$-	$31,671,766

Please refer to the Schedule of Investments for further classification.